EXECUTIVE SUMMARY

(1) Type of assets that were reviewed.
AMC Diligence, LLC (“AMC”) performed due diligence services as described below utilizing various scopes of review. All of these mortgage loans, which were originated by multiple parties, were purchased by an affiliate of FirstKey Mortgage, LLC (“Client”) in multiple bulk transactions and were reviewed by AMC on behalf of such party. The mortgage loans were reviewed via files imaged and provided by the Client or its designee for review.

(2) Sample size of the assets reviewed.
The diligence review (the “Review”) was conducted on a portion of the securitization mortgage loan population reviewed by AMC. The total population covered during the Review varied by mortgage loan scope. The Client may have utilized multiple third-party review (“TPR”) firms for the securitization and AMC did not review all of the mortgage loans in the securitization loan population for a specific scope of review. AMC was requested to randomly select 1,540 of the 3,420 mortgage loans that AMC reviewed.

Throughout the securitization process, the Client may have removed or added various mortgage loans from the securitization population for reasons that are unknown to AMC. AMC’s disclosures herein reflect findings on the securitization population (as known by AMC) as of the date hereof.

(3) Determination of the sample size and computation.
AMC’s Review was conducted consistent with the criteria for the nationally recognized statistical rating organizations, NRSRO(s), identified in Item 3 of the ABS Due Diligence-15E. AMC does not know the size of the overall securitization population and other third-party review (“TPR”) firms may have reviewed loans within the overall securitization population. As such, AMC cannot state the overall sample size.

(4) Quality or integrity of information or data about the assets: review and methodology.
AMC compared data fields on the bid tape provided by the Client to the data found in the actual file as captured during the Review. The scope of this review and the findings are detailed later in this document.

(5) Origination of the assets and conformity to stated underwriting or credit extension guidelines, standards, criteria or other requirements: review and methodology.
AMC reviewed mortgage loan origination documentation to determine conformity with the stated underwriting or credit extension guidelines, standards, criteria or other requirements, including, as applicable, the Ability to Repay and Qualified Mortgage requirements described below, that were provided to AMC and/or as directed by Client. When applicable, a review of the mortgage loan file to the Automated Underwriting System output within the file was also performed.

Credit Application: For the Credit Application, AMC verified that the application: (i) was signed by all listed borrowers, (ii) was substantially filled out, (iii) contained all known borrower-owned properties on the Real Estate Owned section 2, and (iv) included the borrower’s employment history.

Credit Report: AMC’s review included confirming that a credit report, that met guideline requirements, was present for each borrower and that such borrower’s credit profile adhered to guidelines. In order to make this determination, AMC: (i) captured the monthly consumer debt payments for use in relevant calculations, (ii) noted and researched the Real Estate Owned and fraud alerts, (iii) gathered liabilities listed on the credit report to be included in the debt to income ratio as appropriate, and (iv) gathered data required for the ASF tape submission including (a) the most recent FICO (scores from Equifax, Experian, and Transunion if available), (b) the most recent FICO date, (c) the longest trade line, (d) the maximum trade line, (e) the number of trade lines, and (f) the credit usage ratio.

Employment and Income: AMC determined whether applicable supporting employment and income documentation required by the guidelines, and as applicable Appendix Q or ATR, was present in the mortgage loan file and where possible, wasn’t fraudulent. This documentation was used to verify whether the income used to qualify the mortgage loan was calculated in accordance with guidelines and may have included items such as: (i) verbal or written verification of employment, (ii) pay stubs, (iii) W-2 forms, (iv) tax returns, (v) financial statements, (vi) IRS tax transcripts, and (vii) Bank Statements.

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Asset Review: AMC assessed whether the asset documentation required by the guidelines, and as applicable, Appendix Q or ATR, was present in the mortgage loan file. Utilizing this documentation, AMC completed a review of the reserve calculation and any large deposits. Documentation verifying assets for down payment, closing costs, prepaid items and reserves may have included: (i) verification-of-deposit (“VOD(s)”), (ii) depository account statements, (iii) stock or security account statements, (iv) gift funds, (v) escrow or earnest money deposits, and (vi) settlement statements or other evidence of conveyance and transfer of funds (if a sale of assets was involved).

Hazard/Flood Insurance/Taxes: A review of the insurance present on the mortgage loan was also performed by AMC. During the course of this review, AMC (i) verified that the hazard insurance met the minimum required amount of coverage in the guidelines, (ii) confirmed that the mortgage clause listed the lender’s name and “its successors and assigns,”, (iii) confirmed that the premium amount on both the hazard and flood insurance matched what was used in the DTI calculations, (iv) reviewed the tax certificate to verify and compare monthly escrows used to calculate DTI matched and that taxes were current, (v) confirmed that the flood certification was for the correct borrower, property, lender and mortgage loan number and was a “Life of Loan” certification, and (vi) completed other property specific items including (a) for condominium properties, confirming that the blanket policy met the minimum amount of coverage and (b) for properties in a flood zone per the flood certification, confirming that flood insurance met guideline requirements in the file and met the minimum required amount of coverage.

DU/LP Review: When provided and appropriate, AMC verified that DU findings included an approved/ineligible decision where required per guidelines.

Occupancy Review: AMC confirmed the property occupancy is consistent with the mortgage loan approval and borrowers’ application disclosure based solely on information contained in the mortgage loan file and any fraud report obtained in connection with the mortgage loan.

Guideline Review: During the course of the review, AMC confirmed the mortgage loan was originated in accordance with required guidelines by reviewing conformity of mortgage loan, transaction type, and borrower characteristics to stated guidelines. Mortgage characteristics examined included (i) DTI of the borrower, (ii) the LTV/TLTV/HTLTV, (iii) the credit score for each borrower, (iv) asset reserves of the borrower, (v) property type, (vi) property usage, and (vii) other property specific items including (a) for condominium or cooperative properties, assessing whether the condominium or cooperative project adheres to required guidelines.

Fraud Review: If a report was present, AMC reviewed the report for (i) any name variations for the borrowers, (ii) any social security number variations for the borrowers, (iii) any potential occupancy issues based on the borrower’s address history, (iv) any noted employment issues, and (v) any additional consumers associated with the borrower’s profile. If any findings were noted, AMC confirmed that such findings and/or variations were addressed by the originator in the origination of the asset or that such red flag issues were fully addressed via mortgage loan documentation provided.

Title Review: AMC’s review included a review of the chain of title and the duration of ownership by the seller or borrower (whichever is applicable) satisfied the underwriting guidelines. Included in this review was a verification of whether the appropriate vestee was on the title documentation (if a purchase, the seller; if a refinance, the borrower) and that the title commitment addressed issues such as assessments; covenants, conditions and restrictions; access problems; vicinity of property to military airports; prior leases; court orders/divorce decrees; public probate issues; foreclosures; bankruptcies; judgment liens; state and federal tax liens; environmental liens, and oil/gas leases.

Additional Review of Mortgage Loan File: AMC also reviewed the closing documents to ensure that the mortgage loan file information is complete, accurate, and contains consistent documentation. Included in the portion of the review are items such as reviewing for (i) evidence of primary mortgage insurance, (ii) if the property is located in an area that was listed as a FEMA disaster zone post origination, (iii) the presence of loan modification documents, and (iv) general conformity to Fannie Mae or Freddie Mac approved formats at the time of origination.

If standard GSE forms were not used for the mortgage loan, AMC sought to confirm the existence of: (i) a “due on sale” clause, (ii) mortgagors’ requirement to maintain adequate insurance at the mortgagor’s own expense, and (iii) the holder’s right to foreclose and to confirm that any homestead exemption has been waived as required by applicable law within the forms utilized.

(6) Value of collateral securing the assets: review and methodology.

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AMC’s review included a review of the valuation materials utilized during the origination of the loan and in confirming the value of the underlying property. AMC’s review included verifying the appraisal report was (i) on the appropriate GSE form, (ii) materially complete, (iii) in conformity with the guideline requirements for the property type in question, (iv) completed by an appraiser that was actively licensed to perform the valuation, (v) completed such that the named client on the appraisal report is the lender or a related entity that is permitted to engage the lender per Title XI of FIRREA, (vi) made and signed prior to the final approval of the mortgage loan application, (vii) completed and dated within the guidelines restrictions, (viii) made on an “as is” basis or provides satisfactory evidence of completion of all material conditions including all inspections, licenses, and certificates (including certificates of occupancy) to be made or issued with respect to all occupied portions of the mortgaged property and with respect to the use and occupancy of the same, have been made or obtained from the appropriate authorities.

With regard to the use of comparable properties, AMC’s review (i) captured the relative comparable data (gross and net adjustments, sale dates and distance from subject property) and ensured that such comparable properties are within standard appraisal guidelines; (ii) confirmed the property value and square footage of the subject property was bracketed by comparable properties, (iii) verified that comparable properties used are similar in size, style, and location to the subject, and (iv) checked for the reasonableness of adjustments when reconciling value between the subject property and comparable properties.

Since this population is comprised entirely of closed-end 2nd liens, a full appraisal is not a guideline requirement for most loans below $250,000 loan amount.  Instead, guidelines allow an AVM and with sufficient confidence scores, no further valuation products are required.  For those loans that do not meet the initial AVM minimum requirements, SitusAMC follows the prescribed product waterfall in the associated lender guidelines and exceptions accordingly if the additional requirements are not met.

Other aspects of AMC’s review included (i) verifying that the address matched the mortgage note, (ii) verifying that the appraisal  and the policies and procedures with regard to appraisal, including the appropriate level of review, when originating the mortgage loan, were followed, (iii) noting whether the property zip code was declared a FEMA disaster area after the valuation date and notifying client of same (iv) confirming the appraisal report does not include any apparent environmental problems, (v) confirming the appraisal notes the current use of the property is legal or legal non-conforming (grandfathered), (vi) reviewing pictures to ensure (a) that the property is in average or better condition and any repairs are noted where required and (b) that the subject property is the one for which the valuation was ordered and that there are no negative external factors; and (vii) confirming that the value product that was used as part of the origination decision was directly accessible to AMC or if it was not directly accessible that another valuation product that was directly accessible to AMC was ordered in accordance with the Client’s specific valuation waterfall process. Secondary valuation products were reviewed when provided but are not an overall requirement of the second lien review scope.

If more than one valuation was provided, AMC confirmed consistency among the valuation products and if there were discrepancies that could not be resolved, AMC created an exception and worked with the client on the next steps which included ordering of additional valuation products such as collateral desktop analyses, broker’s price opinions, and full appraisals. If the property valuation products included in AMC’s review resulted in a variance of more than 10% then the client was notified of such variance and a second independent valuation product was ordered.

(7) Compliance of the originator of the assets with federal, state and local laws and regulations: review and methodology.

COMPLIANCE REVIEW – FULL SCOPE (1,728 Loans)
Please be advised that AMC did not make a determination as to whether the mortgage loans complied with federal, state or local laws, constitutional provisions, regulations or ordinances that are not expressly enumerated below. There can be no assurance that the Review uncovered all relevant factors relating to the origination of the mortgage loans, their compliance with applicable law and regulations and the original appraisals relating to the mortgaged properties or uncovered all relevant factors that could affect the future performance of the mortgage loans. Furthermore, the findings reached by AMC are dependent upon its receiving complete and accurate data regarding the mortgage loans from mortgage loan originators and other third parties upon which AMC is relying in reaching such findings.

With regard to TILA-RESPA Integrated Disclosure (“TRID”) testing, AMC implemented the TRID scope of review referenced within the Regulatory Compliance section (III) based on (i) the RMBS 3.0 TRID Compliance Review Scope published by the Structured Finance Association (“SFA”) (formerly, the Structured Finance Industry Group, “SFIG”) (the

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"SFA Compliance Review Scope") and (ii) outside counsel’s interpretations of the published regulations as of the date of review of each mortgage loan. AMC worked with outside counsel and continues to obtain updated interpretations relative to the informal guidance provided by the Consumer Financial Protection Bureau (“CFPB”) which has caused alterations in the review scope and severity of TRID related exceptions, including applicable cures. (This will continue as necessary as additional guidance becomes available, as well as any future rulemaking.) While AMC continues to make a good faith effort to identify material TRID exceptions and apply the appropriate grading, the implementation of new regulations (including TRID) that impact residential mortgages carries certain interpretive risk and continues to evolve, impacting the review scope and exception severity. AMC has worked closely with the NRSROs and the Client to disclose, as mutually agreed upon by the parties, the relevant exceptions per AMC’s suggested review implementation as reviewed by outside counsel; however, no assurances can be provided and/or are given that AMC has included within its Review all areas that may represent risk to the securitization trust, or that areas of risk identified by AMC will result in the potential level of risk indicated by an Event Level or NRSRO grade.

Please be further advised that AMC does not employ personnel who are licensed to practice law in the various jurisdictions, and the findings set forth in the reports prepared by AMC do not constitute legal advice or opinions. They are recommendations or conclusions based on information provided to AMC. Information contained in any AMC report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the report based on certain factors, including the facts and circumstances of an individual mortgage loan. All final decisions as to whether to purchase or enter into a transaction related to any individual mortgage loan or the mortgage loans in the aggregate, any investment strategy and any legal conclusions, including the potential liability related to the purchase or other transaction involving any such mortgage loan or mortgage loans, shall be made solely by the Client, or other agreed upon party, that has engaged AMC to prepare its reports pursuant to its instructions and guidelines. The Client, or other agreed upon party, acknowledges and agrees that the scoring models applied by AMC are designed to identify potential risk and the Client, or other agreed upon party, assumes sole responsibility for determining the suitability of the information for its particular use. AMC does not make any representation or warranty as to the value of any mortgage loan or mortgage loans collateral that has been reviewed by AMC.

AMC reviewed each residential mortgage loan to determine, as applicable, to the extent possible and subject to the caveats below, whether the mortgage loan complies with:

(I) Federal Truth in Lending Act (“TILA”), as implemented by Regulation Z, 12 C.F.R. Part 1026, as set forth below:
a)	Rescission (§1026.23, §1026.15):
i)	failure to provide the right of rescission notice;
ii)	failure to provide the right of rescission notice in a timely manner and to the correct consumer(s);
iii)	errors in the right of rescission notice;
iv)	failure to provide the correct form of right of rescission notice;
v)	failure to provide the three (3) business day rescission period;
vi)
any material disclosure violation on a rescindable mortgage loan that gives rise to the right of rescission under TILA, which means the required disclosures of the annual percentage rate, the finance charge, the amount financed, the total of payments, the payment schedule, the HOEPA disclosures, or those related to prepayment penalties on covered transactions; and

vii)
with respect to applicable exception remediation measures, confirm that a letter of explanation, a refund if applicable, new corrected material disclosures and a new notice of right to cancel was provided.

b)	TIL Disclosure (§§1026.17, 18 and 19) as applicable for loans with application dates prior to October 3, 2015:
i)	review and comparison of the initial and final TIL disclosures, and any re-disclosed TIL(s);
ii)	proper execution by all required parties;
iii)	principal and interest calculations, and proper completion of the interest rate and payment summary; and
iv)	timing of initial and re-disclosed TIL(s).
c)	Home Equity Plans Disclosures (§§1026.6, 40) as applicable:
i)	failure to provide the applicable home equity initial and account opening disclosures; and
ii)	failure to provide the applicable home equity initial and account opening disclosures in a timely manner.
d)	Tolerances (§§1026.18, 22 23, and 38):
i)	inaccurate Annual Percentage Rate (APR) outside of applicable tolerance by comparing disclosed APR to re-calculated APR;

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ii)	inaccurate Finance Charge outside of applicable tolerance by comparing disclosed Finance Charge to re-calculated Finance Charge; and
iii)	inaccurate Total of Payments outside of applicable tolerance by comparing disclosed Total of Payments to re-calculated Total of Payments.
e)	High-cost Mortgage (§§1026.31, 32 and 34):
i)	points and fees threshold test;
ii)	APR threshold test;
iii)	prepayment penalty threshold test; and
iv)	compliance with the disclosure requirements, limitation on terms and prohibited acts or practices in connection with a high-cost mortgage.
f)	Higher-priced Mortgage Loan (§1026.35):
i)	APR threshold test; and
ii)	compliance with the escrow account and appraisal requirements as applicable.
g)	With respect to brokered mortgage loans, the Prohibitions and Restrictions related to Loan Originator Compensation and Steering (§1026.36):
i)	review relevant documentation to determine if compensation to a Loan Originator was based on a term of the transaction;
ii)	review relevant document to determine if there was dual compensation; and
iii)	review the presence of the mortgage loan option disclosure and to determine if the Steering Safe Harbor provisions were satisfied.
(1)
Note: Where available, AMC reviewed the relevant documents in the mortgage loan file and, as necessary, attempted to obtain the mortgage loan originator compensation agreement and/or governing policies and procedures of the mortgage loan originator. In the absence of the mortgage loan originator compensation agreement and/or governing policies and procedures, AMC’s review was limited to formal general statements of entity compliance provided by the mortgage loan originator, if any. These statements, for example, were in the form of a letter signed by the seller correspondent/mortgage loan originator or representations in the mortgage loan purchase agreement between the Client and seller correspondent;

h)	Homeownership counseling (§1026.36):
i)	determine if the creditor obtained proof of homeownership counseling in connection with a mortgage loan to a first time homebuyer that contains a negative amortization feature.
i)	Mandatory Arbitration Clauses (§1026.36):
i)	determine if the terms of the mortgage loan require arbitration or any other non-judicial procedure to resolve any controversy or settle any claims arising out of the transaction.
j)	Prohibition on Financing Credit Insurance (§1026.36):
i)	determine if the creditor financed, directly or indirectly, any premiums or fees for credit insurance.
k)	Nationwide Mortgage Licensing System (NMLS) & Registry ID on Loan Documents (§1026.36):
i)
review for presence of mortgage loan originator organization and individual mortgage loan originator name and NMLSR ID, as applicable, on the credit application, note or mortgage loan contract, security instrument, Loan Estimate and Closing Disclosure; and

ii)	verify the data against the NMLSR database, as available.

(II) Federal Real Estate Settlement Procedures Act (“RESPA”), as implemented by Regulation X, 12 C.F.R. Part 1024, as set forth below:
a)	Good Faith Estimate (GFE) (§1024.7) as applicable for loans with application dates prior to October 3, 2015:
i)	confirm the presence of the current GFE form in effect at the time of origination;
ii)	verify GFE was provided to the borrower(s) within three (3) business days of application;
iii)	verify all sections of the GFE were accurately completed and that information was reflected in the appropriate locations;
iv)	determine whether a valid and properly documented changed circumstance accompanies any changes to mortgage loan terms and/or fees on any revised GFEs over the applicable tolerance(s); and
v)	confirm the presence of a settlement service provider list, as applicable.
b)	Final HUD-1/A Settlement Statement (HUD) (§1024.8) as applicable for loans with application dates prior to October 3, 2015:
i)	confirm current applicable HUD form was provided;
ii)	determination that the mortgage loan file contains the final HUD;
iii)	escrow deposit on the final HUD matches the initial escrow statement amount; and

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iv)	verify all sections of the final HUD were accurately completed and that information was reflected in the appropriate locations.
c)	GFE and Final HUD Comparison (§1024.7) as applicable for loans with application dates prior to October 3, 2015:
i)	review changes disclosed on the last GFE provided to the borrower(s) to determine that such changes were within the allowed tolerances;
ii)
confirm mortgage loan terms and fees disclosed on the third page of the final HUD accurately reflect how such items were disclosed on the referenced GFE, page 2 of the final HUD and mortgage loan documents; and

iii)	review any documented cure of a tolerance violation to determine that the proper reimbursement was made and a revised HUD was provided at or within 30 days of settlement.
d)	Additional RESPA/Regulation X Disclosures and Requirements (§1024.6, 15, 17, 20, and 33):
i)	confirm the presence of the Servicing Disclosure Statement form in the mortgage loan file;
ii)	verify the Servicing Disclosure Statement was provided to the borrower(s) within three (3) business days of application;
iii)	confirm the presence of the Special Information Booklet in the mortgage loan file or that the mortgage loan file contains documentary evidence that the disclosure was provided to the borrower;
iv)	confirm the Special Information Booklet was provided within three (3) business days of application;
v)	confirm the presence of the Affiliated Business Arrangement Disclosure in the mortgage loan file in the event the lender has affiliated business arrangements;
vi)	confirm the Affiliated Business Arrangement Disclosure was provided no later than three (3) business days of application;
vii)	confirm the Affiliated Business Arrangement Disclosure is executed;
viii)	confirm the presence of the Initial Escrow Disclosure Statement in the mortgage loan file and proper timing;
ix)	confirm that the creditor provided the borrower a list of homeownership counselling organizations within three (3) business days of application; and
x)	confirm that the list of homeownership counselling organizations was obtained no earlier than 30 days prior to when the list was provided to the mortgage loan applicant.

(III) Sections 1098 and 1100A of Dodd-Frank amending TILA and RESPA, as implemented by Regulation Z, 12 C.F.R. Part 1026, as set forth below (applicable only for mortgage loans with application dates on or after October 3, 2015):
a)	Loan Estimate (LE) (§§1026.19 and 37):
i)	confirm the presence of LE for applications on or after October 3, 2015;
ii)	confirm the initial LE date indicates it was delivered or placed in the mail within three (3) business days of application;
iii)
confirm that certain sections of each LE determined to carry assignee liability under the SFA Compliance Review Scope were accurately completed and that information was reflected in the appropriate locations, which, in certain instances, was based solely on the information disclosed on the LE;

iv)
confirm the initial LE was delivered or placed in the mail not later than seven (7) business days prior to consummation of the transaction, or such period was waived due to a bona fide financial emergency;

v)
confirm that each revised LE is accompanied by valid written documentation explaining the reason for re-disclosure to allow for fee increases based on a valid change of circumstance and was timely provided within 3 business days of issuance;

vi)
capture whether a settlement service provider list (“SSPL”) was provided (in instances when a consumer is given an opportunity to shop for services).  Failure to provide SSPL is not cited separately under SFA compliance review scope, however, absence of SSPL from loan file is treated as not provided and impacts fee tolerance categories as prescribed by regulation.

vii)	confirm borrower received LE not later than four (4) business days prior to consummation; and
viii)	confirm LE was not provided to the borrower on or after the date of the CD.
b)	Closing Disclosure (CD) (§§1026.19 and 38):
i)	confirm the presence of CD for applications on or after October 3, 2015;
ii)	confirm the borrower received CD at least three (3) business days prior to consummation, or that such period was waived due to a bona fide financial emergency;
iii)
confirm that certain sections of each CD determined to carry assignee liability under the SFA Compliance Review Scope were accurately completed and that information was reflected in the appropriate locations, which, in certain instances, was based solely on the information disclosed on the CD;

iv)	confirm that a revised CD was received in a timely manner if the initial or any revised CD became inaccurate;

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v)	identify tolerance violations based on the charges disclosed on the initial and interim LE’s, initial CD, and reflected on the final CD;
vi)
with respect to tolerance violations based on the disclosed charges on the LE and CD, confirm that the creditor cured the violations no later than 60 days after consummation, or within 60 days of discovery; and

vii)
with respect to applicable exception remediation measures for numerical exceptions, confirm that a letter of explanation, as well as a refund as applicable, was delivered or placed in the mail no later than 60 days after discovery of the exception establishing the need for a revised CD or with respect to exception remediation measures for non-numerical exceptions, that a corrected CD was delivered or placed in the mail no later than 60 days after consummation. (In an attempt to establish a best practices approach to pre-securitization due diligence, as it applies to TILA RESPA Integrated Disclosure testing, the Structured Finance Association (“SFA”) has a working group that consists of industry participants including third party review providers and law firms who agreed to a standardized approach to remediation considerations. This approach is intended to be based on a reasoned legal analysis that expressly assumes that courts will interpret TRID in accordance with the principals of liability set forth in the letter to the MBA from Richard Cordray, the Director of the CFPB. No assurances can be provided that the courts in question will interpret TRID in accordance with the SFA Compliance Review Scope.)

c)	Your Home Loan Toolkit (§1026.19):
i)	confirm the presence of Your Home Loan Toolkit in the mortgage loan file or that the mortgage loan file contains documentary evidence that the disclosure was provided to the borrower; and
ii)	confirm Your Home Loan Toolkit was delivered or placed in the mail not later than three (3) business days after receipt of application.

(IV) Sections 1411 and 1412 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank”) amending TILA, as implemented by Regulation Z, 12 C.F.R. 1026.43, as set forth below:
a)	The general Ability to Repay (ATR) underwriting standards (12 C.F.R. 1026.43(c));
b)	Refinancing of non-standard mortgages (12 C.F.R. 1026.43(d));
c)
Qualified Mortgages (QM) (12 C.F.R. 1026.43(e) (including qualified mortgages as separately defined by the Department of Housing and Urban Development (24 C.F.R. 201 and 203 et seq.), and the Department of Veterans Affairs (38 C.F.R. Part 36 et seq.); and

d)	Balloon-payment qualified mortgages made by certain creditors (12 C.F.R. 1026.43(f)).

AMC reviews applicable mortgage loans for compliance with the ATR and QM rule requirements based upon each mortgage loan’s originator designation (Safe Harbor QM, Higher-priced QM, Temporary SHQM, Temporary HPQM, Non-QM, Exempt from ATR). AMC determines the mortgage loan’s status under the ATR or QM rule requirements and assigns a due diligence mortgage loan designation. Generally, AMC notes as a material exception if the due diligence findings do not confirm the originator’s mortgage loan designation. Additionally, AMC notes if an originator mortgage loan designation was not provided.

Qualified Mortgage
With respect to QM (Safe Harbor and Higher-priced) designated mortgage loans, AMC reviews the mortgage loan to determine whether, based on available information in the mortgage loan file: (i) the mortgage loan contains risky mortgage loan features and terms (e.g. an interest only feature or negative amortization), (ii) the “points and fees” exceed the applicable QM threshold, (iii) the monthly payment was calculated appropriately, (iv) the creditor considered and verified income or assets at or before consummation, (v) the creditor appropriately considered debt obligations, alimony and child support, and (vi) depending on the application date, defined in accordance with 1026.2(a)(3)(ii) and the loan designation provided on the subject loan, either:
1.)
for loans with an application date, defined in accordance with § 1026.2(a)(3)(ii), prior to 3/1/2021, at the time of consummation, if the debt-to-income ratio exceeds 43% (calculated in accordance with Appendix Q to Regulation Z). This portion of the Review includes a recalculation of all income and liabilities with attention to the appropriate documentation of each source,

2.)
for loans with an application date, defined in accordance with § 1026.2(a)(3)(ii), on or after 3/1/2021, but before 10/1/2022, submitted with a loan designation of Safe Harbor QM, Higher Priced QM, Safe Harbor QM (43-Q), or Higher Priced QM (43-Q), whether at the time of consummation, the debt-to-income ratio exceeds 43% (calculated in accordance with Appendix Q to Regulation Z). This portion of the Review includes a recalculation of all income and liabilities with attention to the appropriate documentation of each source, or

3.)
for loans with an application date, defined in accordance with § 1026.2(a)(3)(ii), taken on or after 3/1/2021, submitted with a loan designation of Safe Harbor QM (APOR), or Higher Priced QM (APOR), “Revised QM”,

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whether the APR exceeds the average prime offer rate by 2.25 or more percentage points, (additional thresholds applicable for lower loan balances, subordinate lien covered transactions and certain manufactured homes loan amounts), and whether the loan does not meet the credit guidelines without a documented exception and compensating factors.

For the loans determined to be Safe Harbor QM (APOR), in the event the lender provided a Verification Safe Harbor, (“VSH”) indicator of “Yes” on the loans, that would be reflected as such in the reports. In the event the lender provided a VSH indicator of “No” on the loans that would be reflected in the reports. In the event the lender did not provide a VSH indicator on the loans, the loans would be identified as “Not Stated” in the reports.

* Note, for loans in which the lender provided the VSH indicator, AMC captured it, but did not verify the VSH indicator.

Notwithstanding the above, for loans with the variance evaluation of VSH performed by AMC on QM (APOR) loans, the Lender provided a VSH Indicator of “Yes”. The VSH indicator was provided within the loan images, on the data tape, deal notes, or as part of the loan program/guidelines being originated to. The loan guidelines utilized one of the specified GSE June 2020 guidelines to meet VSH.  In the event the lender identified the loan to have VSH status, then AMC reviewed to identify documentation variances that would cause one to question the VSH attestation from the lender. If variances were identified, then the loan would not be identified by AMC to meet the VSH documentation requirements under either the Fannie Mae guidelines or under the Freddie Mac guidelines. The results of the variance analysis is reflected in the reports.

This portion of the Review includes a recalculation of all income and liabilities with attention to the appropriate documentation of each source.

If a mortgage loan was designated as QM and identified as eligible for guarantee, purchase, or insurance by an applicable agency as permitted under the QM final rule, AMC reviews the mortgage loan to determine whether, based on available information in the mortgage loan file, if the mortgage loan satisfied (i), (ii) and (iii) in the preceding paragraph. In addition, AMC reviews the Automated Underwriting System output within the file to confirm agency eligibility.

For each QM designated mortgage loan that satisfied the applicable requirements enumerated above, AMC then determines whether the mortgage loan is a Safe Harbor QM or Higher Priced QM by comparing the mortgage loan’s actual annual percentage rate, as recalculated, to the applicable average prime offer rate plus a certain applicable percentage. The Review also includes determining, as applicable, whether a mortgage loan is a qualified mortgage as defined by the Department of Housing and Urban Development (24 C.F.R. 201 and 203 et seq.), and the Department of Veterans Affairs (38 C.F.R. Part 36 et seq.).

For each QM designated mortgage loan that does not satisfy the applicable requirements enumerated above, AMC then determines whether the mortgage loan complies with the ATR rule consideration and verification requirements and provides a due diligence designation of Non-QM compliant or non-compliant.

General Ability to Repay
AMC reviews the mortgage loan to determine whether, based on available information in the mortgage loan file, the creditor considered, as applicable, the following eight underwriting factors, and verified such information using reasonably reliable third-party records, at or before consummation: (i) the consumer's current or reasonably expected income or assets, (ii) if the creditor relied on income from the consumer's employment in determining repayment ability (the consumer's current employment status); (iii) the consumer's monthly payment; (iv) the consumer's monthly payment on any simultaneous loan that the creditor knows or has reason to know will be made; (v) the consumer's monthly payment for mortgage-related obligations; (vi) the consumer's current debt obligations, alimony, and child support; (vii) the consumer's monthly debt-to-income ratio or residual income; and (viii) the consumer's credit history. This portion of the Review also focuses on full recalculation of income and debts, as well as the documentation provided to support each item used in originator’s determination of the ability to repay.

AMC reviews mortgage loans to determine their conformity with the ATR/QM factors above, and is not rendering an independent assessment or opinion, warranting or representing that a mortgage loan will be deemed to conform to Safe Harbor, Rebuttable Presumption, ATR or other status based on any additional or revised factors that may be considered by legislative, regulatory, administrative or judicial authorities (“Authorities”). AMC does not represent or warrant that the

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factors for which it is reviewing the mortgage loans constitute all of the factors and/or criteria that Authorities may consider in determining the status of a mortgage loan. AMC’s review is based on information contained in the mortgage loan file at the time it is provided to AMC to review, and only reflects information as of that point in time.

(V) The Equal Credit Opportunity Act, as implemented by Regulation B, 12 C.F.R. Part 1002, as set forth below:
a)	Providing Appraisals and Other Valuations (12 C.F.R. 1002.14):
i)	timing and content of the right to receive copy of appraisal disclosure;
ii)	charging of a fee for a copy of the appraisal or other written valuation;
iii)	timing of creditor providing a copy of each appraisal or other written valuation; and
iv)
with respect to a borrower that has waived the three (3) business day disclosure requirement, confirm that (a) the borrower has signed the waiver or other acknowledgment at least three (3) business days prior to consummation; and (b) that the lender has provided copies of appraisals and other written valuations at or prior to consummation.

(VI) Fannie Mae points and fees limitations and HOEPA restrictions as addressed in Fannie Mae Announcement 04-06, as amended by Lender Letters LL-2013-05 and LL-2013-06 and Selling Guide Announcement SEL-2013-06;

(VII) The disclosure requirements and prohibitions of Section 50(a)(6), Article XVI of the Texas Constitution and associated regulations;

(VIII) The disclosure requirements and prohibitions of state, county and municipal laws and ordinances with respect to “high-cost” mortgage loans, “covered” mortgage loans, “higher-priced” mortgage loans, “home” mortgage loans or any other similarly designated mortgage loan as defined under such authorities, or subject to any other laws that were enacted to combat predatory lending, as may have been amended from time to time;

(IX) Federal and state specific late charge and prepayment penalty provisions.

(X) Recording Review
AMC noted the presence of recorded documents, when available. However, the majority of mortgage loans in the review population were new production and have only been closed for days or weeks at the time AMC reviewed the mortgage loans and thus have not yet been recorded. AMC verified that documents in the mortgage loan file (most typically closing instructions) included lender instructions for recording, and as applicable, the date the documents were sent for recording, and/or the date that the documents will be recorded.

As part of the portion of the Review described in this section, AMC will analyze and capture data from the source documents identified in the Document Review below, as applicable.

(XI) FIRREA Review
AMC confirmed that the appraiser and the appraisal made by such appraiser both satisfied the requirements of Title XI of FIRREA. Specifically, AMC reviewed the appraisal for conformity to industry standards, including ensuring the appraisal was complete, that the comparable properties and adjustments were reasonable and that pictures were provided and were accurate.

In addition, AMC accessed the ASC database to verify that the appraiser, and if applicable the appraiser’s supervisor, were licensed and in good standing at the time the appraisal was completed.

(XII) Document Review
AMC reviewed each mortgage loan file and verified if the following documents, if applicable, were included in the file and if the data on these documents was consistent (where applicable):
◾	Initial application (1003);
◾	Underwriting summary / loan approval (1008);
◾	Credit report;
◾	Income and employment documentation;
◾	4506T;
◾	Asset documentation;
◾	Sales contract;

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◾	Hazard and/or flood insurance policies;
◾	Copy of note for any junior liens;
◾	Appraisal;
◾	Title/Preliminary Title;
◾	Final 1003;
◾	Changed circumstance documentation;
◾	Right of Rescission Disclosure;
◾	Mortgage/Deed of Trust;
◾	Note;
◾	Mortgage Insurance;
◾	Tangible Net Benefit Disclosure;
◾	Subordination Agreement;
◾	FACTA disclosures;
◾	Notice of Special Flood Hazards;
◾	Initial and final GFE’s;
◾	HUD from sale of previous residence;
◾	Final HUD-1;
◾	Initial TIL;
◾	Final TIL;
◾	Loan Estimates;
◾	Closing Disclosures; and
◾	Certain other disclosures related to the enumerated tests set forth herein.

COMPLIANCE REVIEW – LIMITED SCOPE (1,692 Loans)
Please be advised that SitusAMC will not make a determination as to whether the mortgage loans complied with federal, state or local laws, constitutional provisions, regulations or ordinances that are not expressly enumerated below. There can be no assurance that the Review will uncover all relevant factors relating to the origination of the mortgage loans, their compliance with applicable law and regulations and the original appraisals relating to the mortgaged properties or will uncover all relevant factors that could affect the future performance of the mortgage loans. Furthermore, the findings reached by SitusAMC are dependent upon receipt of complete and accurate data regarding the mortgage loans from mortgage loan originators and other third parties upon which SitusAMC is relying in reaching such findings.

Please be further advised that SitusAMC does not employ personnel who are licensed to practice law in the various jurisdictions covered in the Review, and the findings set forth in any report prepared by SitusAMC does not constitute legal advice or legal opinions whatsoever. The findings are recommendations or conclusions based on information provided to SitusAMC. Information contained in any SitusAMC report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the report based on certain factors, including the facts and circumstances of an individual mortgage loan. All final decisions as to whether to purchase or enter into a transaction related to any individual mortgage loan or the mortgage loans in the aggregate, any investment strategy and any legal conclusions, including the potential liability related to the purchase or other transaction involving any such mortgage loan or mortgage loans, shall be made solely by the Client, or other agreed upon party, that has engaged SitusAMC to prepare its reports pursuant to its instructions and guidelines. The Client, or other agreed upon party, acknowledges and agrees that the scoring models applied by SitusAMC are designed to identify potential risk and the Client, or other agreed upon party, assumes sole responsibility for determining the suitability of the information for its particular use. SitusAMC does not make any representation or warranty as to the value of any mortgage loan or mortgage loan’s collateral that has been reviewed by SitusAMC.

SitusAMC will review each residential mortgage loan to determine, as applicable, and to the extent possible and subject to the caveats below, whether the mortgage loan complies with each of the laws, rules and regulations specified below, in each case as the same may be amended, supplemented, replaced or otherwise modified from time to time pursuant to applicable law. With regard to TILA-RESPA Integrated Disclosure (“TRID”) testing, the compliance review is limited to the specific components enumerated below with the testing of those components in accordance with the SFA TRID Compliance Review Scope (“TRID Grid”), published by the Structured Finance Association (“SFA”). All other TRID testing, including other components of the TRID Grid, that are not explicitly enumerated below are considered outside of scope for purposes of this review.

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(I) Federal Truth in Lending Act (“TILA”), as implemented by Regulation Z, 12 C.F.R. Part 1026, as set forth below:
l)	Rescission (§1026.23; §1026.15):
i)	failure to provide the right of rescission notice;
ii)	failure to provide the right of rescission notice in a timely manner and to the correct consumer(s);
iii)	failure to provide the correct form of right of rescission notice;
iv)	failure to provide the three (3) specific business day rescission period;
v)	missing or incorrect rescission expiration date on rescission notice;
vi)	“I wish to cancel” section of rescission notice is signed by borrower;
vii)
any material disclosure violation on a rescindable mortgage loan that gives rise to the right of rescission under TILA, which means, for closed end transactions, the required disclosures of the annual percentage rate, the finance charge, the amount financed, the total of payments, the payment schedule, the HOEPA disclosures, or those related to prepayment penalties on covered transactions, and for open-end transactions, the information that must be provided to satisfy the requirements in §1026.6 with regard to the method of determining the finance charge and the balance upon which a finance charge will be imposed, the annual percentage rate, the amount or method of determining the amount of any membership or participation fee that may be imposed as part of the plan, and the payment information described in §1026.40(d)(5)(i) and (ii) that is required under §1026.6(e)(2); and

viii)
with respect to applicable exception remediation measures, confirm that a letter of explanation, a refund if applicable, new corrected material disclosures and a new notice of right to cancel was provided.

m)	Tolerances (§§1026.18, 22 and 23):
i)	inaccurate Annual Percentage Rate (APR) outside of applicable tolerance by comparing disclosed APR to re-calculated APR; and
ii)	inaccurate Finance Charge outside of applicable tolerance by comparing disclosed Finance Charge to re-calculated Finance Charge
iii)	inaccurate Total of Payments outside of applicable tolerance by comparing disclosed Finance Charge to re-calculated Total of Payments
n)	Payment Tables (§1026.18, §1026.38):
i)	inaccurate disclosure of applicable payment tables on page 1 of the TIL or CD
o)	TILA Section 130(b) Corrections and Other Remediations
i)
with respect to applicable exception remediation measures, confirm the remediation was performed in accordance with regulatory and/or statutory requirements, and, where applicable, the SFA Compliance Review Scope methodology (in an attempt to establish a best practices approach to pre-securitization due diligence, as it applies to TILA RESPA Integrated Disclosure testing, the Structured Finance Association (“SFA”) has a working group that consists of industry participants including third party review providers and law firms who agreed to a standardized approach to remediation considerations).

p)	High-cost Mortgage (§§1026.31, 32,and 34):
i)	points and fees threshold test;
ii)	APR threshold test;
iii)	prepayment penalty threshold test; and
iv)	compliance with the disclosure requirements, limitation on terms and prohibited acts or practices in connection with a high-cost mortgage.
q)	Higher-priced Mortgage Loan (§1026.35):
i)	APR threshold test; and
ii)	compliance with the escrow account and appraisal requirements as applicable.
r)	With respect to brokered mortgage loans, the Prohibitions and Restrictions related to Loan Originator Compensation and Steering (§1026.36(d)-(e)):
iv)	review relevant documentation to determine if compensation to a Loan Originator was based on a term of the transaction;
v)	review relevant document to determine if there was dual compensation; and
vi)	if requested by the client, review the presence of the mortgage loan option disclosure and to determine if the Steering Safe Harbor provisions were satisfied.
s)	Homeownership counseling (§1026.36(k)):
ii)	determine if the creditor obtained proof of homeownership counseling in connection with a mortgage loan to a first-time homebuyer that contains a negative amortization feature.
t)	Mandatory Arbitration Clauses (§1026.36(h)):

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ii)	determine if the terms of the mortgage loan require arbitration or any other non-judicial procedure to resolve any controversy or settle any claims arising out of the transaction.
u)	Prohibition on Financing Credit Insurance (§1026.36(i)):
ii)	determine if the creditor financed, directly or indirectly, any premiums or fees for credit insurance.
v)	Nationwide Mortgage Licensing System (NMLS) & Registry ID on Loan Documents (§1026.36(g)):
iii)
review for presence of mortgage loan originator organization and individual mortgage loan originator name and NMLSR ID, as applicable, on the credit application, note or mortgage loan contract, security instrument, Loan Estimate and Closing Disclosure; and

iv)	verify the data against the NMLSR database, as available.

(II) Sections 1411 and 1412 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank”) amending TILA, as implemented by Regulation Z, 12 C.F.R. 1026.43, as set forth below:
e)	The general Ability to Repay (ATR) underwriting standards (12 C.F.R. 1026.43(c));
f)	Refinancing of non-standard mortgages (12 C.F.R. 1026.43(d));
g)
Qualified Mortgages (QM) (12 C.F.R. 1026.43(e) (including qualified mortgages as separately defined by the Department of Housing and Urban Development (24 C.F.R. 201 and 203 et seq.); the Department of Veterans Affairs (38 C.F.R. Part 36 et seq.); and the U.S. Department of Agriculture (7 CFR Part 3555);

h)	Balloon-payment qualified mortgages made by certain creditors (12 C.F.R. 1026.43(f)); and
i)	Prepayment penalty restrictions (12 C.F.R. 1026.43(g)).

SitusAMC will review applicable mortgage loans for compliance with the ATR and QM rule requirements based upon each mortgage loan’s originator designation (Safe Harbor QM, Higher-priced QM, Temporary SHQM, Temporary HPQM, Non-QM, Exempt from ATR). SitusAMC determines the mortgage loan’s status under the ATR or QM rule requirements and assigns a due diligence mortgage loan designation. Generally, SitusAMC notes as a material exception if the due diligence findings do not confirm the originator’s mortgage loan designation. Additionally, SitusAMC notes if an originator mortgage loan designation was not provided.

Qualified Mortgage

With respect to QM (Safe Harbor and Higher-priced) designated mortgage loans, SitusAMC reviews the mortgage loan to determine whether, based on available information in the mortgage loan file:
(i)	the mortgage loan contains risky mortgage loan features and terms (e.g. an interest only feature, negative amortization, or loan term exceeding 30 years),
(ii)	the “points and fees” exceed the applicable QM threshold,
(iii)	the monthly payment was calculated appropriately,
(iv)	the creditor considered and verified income or assets at or before consummation,
(v)	the creditor appropriately considered debt obligations, alimony and child support, and
(vi)	based on the application date, defined in accordance with 1026.2(a)(3)(ii), and the loan designation provided on the subject loan:
1.	Temporary QM (Agency/GSE Salable) – Loans submitted with a loan designation of Temporary SHQM (GSE/Agency Eligible) or Temporary HPQM (GSE/Agency Eligible)
a.	If loan application date is prior to 7/1/2021 or loan was purchased/securitized on or before 8/31/21, the loan will be evaluated to confirm it is salable to the GSEs.
b.
If loan application date is on or after 7/1/2021 or loan was purchased/securitized after 8/31/21 - an exception indicating loan is not eligible to be GSE Temp QM will  be cited based on the GSE requirement for loan applications on or after 7/1/2021 to meet General QM (APOR) pricing based criteria to be salable,

2.	QM Based on Appendix Q – Loans submitted with a loan designation of Safe Harbor QM, Higher Priced QM, Safe Harbor QM (43-Q), or Higher Priced QM (43-Q)
a.	If the loan application date is prior to 3/1/2021 – determine whether at the time of consummation, the debt-to-income ratio exceeds 43% (calculated in accordance with Appendix Q to Regulation Z)
b.
If the loan application date is on or after 3/1/2021, but before 10/1/2022 – determine whether at the time of consummation, the debt-to-income ratio exceeds 43% (calculated in accordance with Appendix Q to Regulation Z)

3.	QM Based on APOR (Pricing-Based) – Loans with an application date on or after 3/1/2021, submitted with a loan designation of Safe Harbor QM (APOR), or Higher Priced

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QM (APOR), the QM considerations will be based on whether the APR exceeds the average prime offer rate by 2.25 or more percentage points (additional thresholds applicable for lower loan balances, subordinate lien covered transactions and certain manufactured homes loan amounts), and whether the loan does not meet the creditor’s guidelines without a documented exception and compensating factors.

QM loans with application dates on or after 10/1/22 are required to be either Safe Harbor QM (APOR) or Higher Priced QM (APOR)

Verification Safe Harbor
Pursuant to the November 2021 SFA TPR Scope of Review for Verification Safe Harbor under General QM Rule (https://structuredfinance.org/wp-content/uploads/2021/11/SFA-TPR-Scope-of-Review-for-QM-VSH-Scope-of-Review-FINAL.pdf) SitusAMC has adopted the following approach with respect to Verification Safe Harbor:

VSH Indicator – For loans originated under the new General QM (APOR) pricing-based threshold, the lender will be required to document the Verification Safe Harbor (VSH) indicator.  SitusAMC will capture, but will not verify the VSH indicator.  If the lender does not provide a VSH indicator, the VSH for the loan will be identified as “Not Stated”.

VSH Indicator Discrepancy – Optional add-on service for loans submitted with a VSH Indicator of “Yes” (loan meets VSH).  If a loan was submitted indicating VSH is met, client has the option to have SitusAMC review documentation in file and identify variances between documentation in file and guidelines used that could be indicative of an inaccurate VSH indicator.  For all options below, the VSH indicator and determination method will be provided by the lender (within loan images, on the data tape, deal notes, or as part of the loan program/guidelines to which loans are originated).  SitusAMC’s evaluation will be limited to review of the documents against the guidelines used and identified by the lender to meet VSH.  Review and verification that guidelines used meet VSH requirements under the regulation (particularly for options 2 and 3 where guidelines used are not one of those explicitly enumerated in the regulation) are outside of SitusAMC’s scope.  Lender is responsible for affirming guidelines used meet VSH standard requirements:
•	Option 1: VSH via reference to guidelines explicitly enumerated in the regulation (June 2020 GSE Guides)
o	Lender identifies that loan utilizes one of the GSE June 2020 guidelines specified in the regulation to meet VSH
o
For loans identified by lender to have VSH status, SitusAMC will determine documentation variances that would cause one to question the VSH attestation from the lender.  If variances are identified, loan would not be identified by SitusAMC to meet the VSH documentation requirements (i.e., SitusAMC will report loan as not having met VSH).

o	AUS adherence will not be used to evaluate the VSH indicator.
•	Option 2: VSH via reference to subsequent versions of GSE Guides affirmed to be “substantially similar” to guides explicitly enumerated in the regulation
o	Lender identifies (source and publication date) and provides a set of GSE guides (other than one of the June 2020 guidelines specified in the regulation) utilized to meet VSH
o
Lender provides affirmation that guides used meet VSH requirements as revised version complies with verification standards or is substantially similar to the guides enumerated in the regulation commentary under 1026.43(e)

o
The determination and affirmation that the guides used are substantially similar would be the responsibility of the lender and/or aggregator.  SitusAMC will not evaluate or make a determination as to whether the guidelines used by the lender are “substantially similar” to the explicitly enumerated underwriting guidelines.

o
For loans identified by lender to have VSH status, SitusAMC will determine documentation variances that would cause one to question the VSH attestation from the lender.  If variances are identified, loan would not be identified by SitusAMC to meet the VSH documentation requirements (i.e., SitusAMC will report loan as not having met VSH).

o	AUS adherence will not be used to evaluate the VSH indicator
•	Option 3: VSH via proprietary guides
o	Lender identifies and provides a set of proprietary (non-GSE guides) underwriting guides utilized to meet VSH
o	Lender provides worksheet/AUS connecting the loan level review components to enumerated guides
o	Lender provides affirmation that guides used meet VSH requirements as guides comply with verification standards in the guides enumerated in the regulation commentary under 1026.43(e)

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o
The determination and affirmation that the guides used are substantially similar would be the responsibility of the lender and/or aggregator.  SitusAMC will not evaluate or make a determination as to whether the guidelines used by the lender are in line with the standards in the enumerated underwriting guidelines.

o
For loans identified by lender to have VSH status, SitusAMC will determine documentation variances that would cause one to question the VSH attestation from the lender.  If variances are identified, loan would not be identified by SitusAMC to meet the VSH documentation requirements (i.e., SitusAMC will report loan as not having met VSH).

o	AUS adherence will not be used to evaluate the VSH indicator

The lender must also maintain policies and procedures to meet the requirement under the new General QM (APOR) rule.  Review of policies and procedures and comparison of guides utilized to explicitly enumerated guides are outside of SitusAMC’s review scope.

VSH Reporting – SitusAMC will include the following in securitization reports:
•	The lender/seller’s VSH Indicator;
•	Whether SitusAMC evaluated the VSH indicator provided by the lender/seller;
•	Which of the above 3 options was employed to evaluate the VSH indicator;
•	Whether SitusAMC identified a variance to indicator based on due diligence review; and
•	Whether loan met VSH based on option selected

This portion of the Review includes a recalculation of all income and liabilities with attention to the appropriate documentation of each source.

If a mortgage loan was designated as QM and identified as eligible for guarantee, purchase, or insurance by an applicable agency as permitted under the QM final rule (effective January 10, 2014), SitusAMC reviews the mortgage loan to determine whether, based on available information in the mortgage loan file, if the mortgage loan satisfied (i), (ii) and (iii) and (vi)-1 as outlined above. In addition, SitusAMC reviews the Automated Underwriting System output within the mortgage loan file to confirm agency eligibility.

For each conventional QM designated mortgage loan that satisfied the applicable requirements enumerated above, SitusAMC then determines whether the mortgage loan is a Safe Harbor QM or Higher Priced QM by comparing the mortgage loan’s actual annual percentage rate, as recalculated, to the applicable average prime offer rate plus a certain applicable percentage. The Review also includes determining, as applicable, whether a mortgage loan is a qualified mortgage as defined by the Department of Housing and Urban Development (24 C.F.R. 201 and 203 et seq.), the Department of Veterans Affairs (38 C.F.R. Part 36 et seq.) and the U.S. Department of Agriculture (7 CFR Part 3555).

For each QM designated mortgage loan that does not satisfy the applicable requirements enumerated above, SitusAMC then determines whether the mortgage loan complies with the ATR rule consideration and verification requirements and provides a due diligence designation of Non-QM (for loans that comply with general (ATR) or ATR Fail (for loans that do not meet general ATR requirements).  See below for more details on general ability to repay testing.

General Ability to Repay

For non-QM loans (loans that do not meet QM criteria or submitted by loan originator with a loan designation of non-QM), SitusAMC reviews the mortgage loan to the creditor’s guidelines to determine whether, based on available information in the mortgage loan file, the creditor considered, as applicable, the following eight underwriting factors, and will verify such information using reasonably reliable third-party records, at or before consummation:
i)	the consumer's current or reasonably expected income or assets;
ii)	if the creditor relied on income from the consumer's employment in determining repayment ability (the consumer's current employment status);
iii)	the consumer's monthly payment;
iv)	the consumer's monthly payment on any simultaneous loan that the creditor knows or has reason to know will be made;
v)	the consumer's monthly payment for mortgage-related obligations;
vi)	the consumer's current debt obligations, alimony, and child support;

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vii)	the consumer's monthly debt-to-income ratio or residual income; and
viii)	the consumer's credit history.

This portion of the Review also focuses on full recalculation of income and debts, as well as the documentation provided to support each item used in originator’s determination of the ability to repay. SitusAMC makes no representation or warranty surrounding the sufficiency of the client or creditor’s guidelines as it relates to ATR requirements.

SitusAMC reviews mortgage loans to determine their conformity with the ATR/QM factors as outlined above, but does not render an independent assessment or opinion, warranting or representing that a mortgage loan will be deemed to conform to Safe Harbor, Rebuttable Presumption, ATR or other status based on any additional or revised factors that may be considered by legislative, regulatory, administrative or judicial authorities (“Authorities”). SitusAMC does not represent or warrant that the factors for which it is reviewing the mortgage loans constitute all the factors and/or criteria that Authorities may consider in determining whether the creditor adequately demonstrated compliance with the ATR requirements under the rule. SitusAMC’s review is based on information contained in the mortgage loan file at the time it is provided to SitusAMC for review, and only reflects information as of that point in time.

(III) The disclosure requirements and prohibitions of Section 50(a)(6), 50(f)(2), and limited provisions under Section 50(t) Article XVI of the Texas Constitution and associated regulations.

(IV) The disclosure requirements and prohibitions of state, county and municipal laws and ordinances with respect to “high-cost” mortgage loans, “covered” mortgage loans, “higher-priced” mortgage loans, “home” mortgage loans or any other similarly designated mortgage loan as defined under such authorities, or subject to any other laws that were enacted to combat predatory lending, as may have been amended from time to time. State usury limitations and state-specific prohibited fees testing are outside of scope.

(V) Federal and state specific prepayment penalty provisions.

(VI) Federal and state specific late charges in states with assignee liability.
The state level late charge testing will be applicable to loans with the subject property in New Jersey, Georgia, New Mexico, and West Virginia.

(VII) Homeowners Flood Insurance Affordability Act of 2014 (HFIAA)
Confirm properties within a flood zone have adequate insurance coverage in accordance with HFIAA.  (Including considerations of the total outstanding lien balances and any separate escrow impound requirements if the second lien is covered by a separate policy from the primary lien.)

(VIII) FIRREA Review

SitusAMC will confirm to the extent possible, that the appraiser and the appraisal made by such appraiser both satisfied the requirements of Title XI of FIRREA. Specifically, SitusAMC will review the appraisal for conformity to industry standards, including ensuring the appraisal was complete, that the comparable properties and adjustments were reasonable and that pictures were provided and were accurate.

In addition, SitusAMC will access the ASC database to verify that the appraiser, and if applicable the appraiser’s supervisor, were licensed and in good standing at the time the appraisal was completed.

As part of the portion of the Review described in this section, SitusAMC will analyze and capture data from the source documents identified in the Document Review below, as applicable.

(IX) Document Review.

SitusAMC will review each mortgage loan file and verify whether the following documents, if applicable, were included in the file and that the data on applicable documents was consistent:
◾	Initial application (1003);
◾	Underwriting summary/loan approval (1008);
◾	Credit report;
◾	Income and employment documentation;

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◾	Asset documentation;
◾	Sales contract;
◾	Hazard and/or flood insurance policies;
◾	Copy of note for any junior liens;
◾	Appraisal;
◾	Title/Preliminary Title;
◾	Final 1003;
◾	Changed circumstance documentation;
◾	Right of Rescission Disclosure;
◾	Mortgage/Deed of Trust;
◾	Note;
◾	Mortgage Insurance;
◾	Tangible Net Benefit Disclosure;
◾	Subordination Agreement;
◾	Notice of Special Flood Hazards;
◾	Initial and final GFE’s;
◾	HUD/Closing Disclosure from sale of previous residence;
◾	Final HUD-1;
◾	Initial TIL;
◾	Final TIL;
◾	Loan Estimates;
◾	Closing Disclosures; and
◾	Certain other disclosures related to the enumerated tests set forth herein.

(8) Other: review and methodology.
The final review results reflected in the Overall Review Results Summary herein may include additional exceptions identified after AMC’s initial review was completed where loan level issues were identified by external parties as a result of separate, distinct quality control evaluation of the loan files. In such cases, any additional exceptions cited by any such quality control evaluation would either be reflected (i) as an open exception or (ii) remediated if required documentation and/or curative actions were provided to AMC. The exception totals reflected herein, and corresponding Exception Rating, include exceptions that were so subsequently identified, if any. Please note that only a limited number of loans, if any, reflected in the Review Results Summary were subject to such external quality control evaluations.

(9) Disclaimer.
Except as expressly enumerated above, please be advised that SitusAMC has not performed any review to determine whether the mortgage loans covered in this Report complied with federal, state or local laws, constitutional provisions, regulations, ordinances or any other laws or guidance, including, without limitation, licensing and general usury laws (“Applicable Law”).  Further, there can be no assurances that in performing the review and preparing this Report that SitusAMC has uncovered all relevant factors and potential issues relating to the origination of the mortgage loans, their compliance with Applicable Law, or the original appraisals relating to the mortgaged properties, or that SitusAMC has uncovered all relevant factors that could affect the future performance of the mortgage loans. Please note that the results set forth in this Report are dependent upon receipt of complete and accurate data regarding the mortgage loans from mortgage loan originators, sponsors, issuers, and other third parties upon which SitusAMC is relying in reaching such results.  Except as expressly stated herein, SitusAMC did not verify the data relied upon in performing its review and producing this Report.  In addition, the findings and conclusions set forth in this Report are provided on an “as is” basis and are based on available information and Applicable Law as of the date of this Report, and SitusAMC does not undertake any obligation to update or provide any revisions to this Report to reflect events, circumstances, changes in Applicable Law, or changes in expectations after the date this Report was issued.

Please be further advised that SitusAMC does not employ personnel who are licensed to practice law in the various jurisdictions covered in this Report, and the results set forth in this Report do not constitute legal advice or legal opinions whatsoever. The findings are recommendations or conclusions based on information provided to SitusAMC, and are not statements of fact or legal conclusions. Information contained in the Report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the Report based on certain factors, including the facts and circumstances of an individual mortgage loan.  The authorities

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administering the Applicable Law that was part of the review have broad discretionary powers which may permit such authorities, among other things, to withdraw exemptions accorded by statute or regulation, to impose additional requirements or to reach a conclusion that is not consistent with the results set forth in the Report. All decisions as to whether to issue, purchase, hold, sell or otherwise transact in securities backed by the mortgage loans reviewed in this Report, any investment strategy and any legal conclusions, including the potential liability related to the purchase or other transaction involving any such securities, shall be made solely by the parties to or investors in the transaction. The results set forth in this Report do not constitute tax or investment advice.  The scoring models in this Report are designed to identify potential risk in the securities backed by the mortgage loans reviewed, and each party or investor assumes sole responsibility for determining the suitability of the information for its particular use. SitusAMC does not make any representation or warranty (express or implied) as to the value of any mortgage loan or mortgage loan’s collateral that has been reviewed by SitusAMC.

Summary of findings and conclusions of review

OVERALL RESULTS SUMMARY
After giving consideration to the grading criteria of the relevant NRSROs, under the applicable Fitch rating criteria, 76.64% of the pool received an overall “A” grade, 22.37% received an overall “B” grade and 0.99% received an overall “C” grade. Under the applicable DBRS rating criteria, 78.07% of the pool received an overall “A” grade and 20.94% received an overall “B” grade and 0.99% received an overall “C” grade. Under the applicable Kroll rating criteria, 76.64% of the pool received an overall “A” grade and 22.37% received an overall “B” grade and 0.99% received an overall “C” grade.

Fitch Loan Grades
Final Loan Grade	Credit	Compliance	Property	Overall
A	3,249	2,736	3,414	2,621
B	145	674	5	765
C	26	10	1	34
D	0	0	0	0
Total	3,420	3,420	3,420	3,420

DBRS Rating Agency Loan Grades
Final Loan Grade	Credit	Compliance	Property	Overall
A	3,249	2,789	0	2,670
B	145	621	0	716
C	26	10	0	34
D	0	0	0	0
N/A	0	0	3,420¹	0
Total	3,420	3,420	3,420	3,420

Kroll Rating Agency Loan Grades
Final Loan Grade	Credit	Compliance	Property	Overall
A	3,249	2,736	0	2,621
B	145	674	0	765
C	26	10	0	34
D	0	0	0	0
N/A	0	0	3,420¹	0
Total	3,420	3,420	3,420	3,420

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1Secondary property valuation was not part of the property review scope for these second lien mortgage loans. As a result, the reported Kroll and DBRS property review grades have been defaulted to “NA”.  Defaulting the Kroll and DBRS property review grades to “NA” does not affect the Kroll or DBRS overall loan grades.

EXCEPTION CATEGORY SUMMARY
The table below summarizes the individual exceptions which carried an associated “B”, “C”, or “D” level exception grade. One loan may have carried more than one exception. In such cases, the exception with the lowest grade would drive the loan grade for that particular area of the review. The overall loan grade is the lowest grade for any one particular review scope (ex. a loan with a Compliance Grade of “B”, a Credit Grade of “A”, and a Property Grade of “A” would receive an overall Loan Grade of “B”).

Exception Type	DBRS Final Exception Rating	Exception Category	Total
Compliance	C	ATR/QM Defect	8
		Federal HPML	4
		State Defect	3
		TRID Defect	2
		Total Compliance Grade (C) Exceptions:	17
	B	TRID Defect	438
		State HPML	175
		Misc. State Level	91
		ATR/QM Defect	46
		Missing Non-Required Data	24
		ATR/QM	19
		Federal HPML	19
		Missing Disclosure	17
		RESPA	15
		Missing, Incorrect, or Incomplete Final or Initial 1003	10
		TILA Right-to-Cancel Missing, Incorrect, Incomplete and/or provided on the wrong form	10
		State Defect	8
		State Late Charge	5
		GSE	5
		Compliance	4
		TRID	3
		Loan Package Documentation	1
		Missing Required Data (other than HUD-1 or Note)	1
		Total Compliance Grade (B) Exceptions:	891
Total Compliance Exceptions:			908
Credit	C	Loan Package Documentation	21
		Guideline	5
		Borrower and Mortgage Eligibility	3
		Missing Document	1
		Total Credit Grade (C) Exceptions:	30
	B	Loan Package Documentation	128
		Guideline	8

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		Insurance	7
		Property - Appraisal	3
		Credit	2
		Total Credit Grade (B) Exceptions:	148
Total Credit Exceptions:			178
Property	C	Property - Appraisal	1
		Total Property Grade (C) Exceptions:	1
	B	Property - Appraisal	5
		Total Property Grade (B) Exceptions:	5
Total Property Exceptions:			6
Grand Total:			1,092

Exception Type	Fitch Final Exception Rating	Exception Category	Total
Compliance	C	ATR/QM Defect	14
		Federal HPML	4
		State Defect	3
		TRID Defect	2
		Total Compliance Grade (C) Exceptions:	23
	B	TRID Defect	438
		State HPML	175
		ATR/QM Defect	138
		Misc. State Level	91
		Missing Non-Required Data	24
		ATR/QM	19
		Federal HPML	19
		Missing Disclosure	17
		RESPA	15
		Missing, Incorrect, or Incomplete Final or Initial 1003	10
		TILA Right-to-Cancel Missing, Incorrect, Incomplete and/or provided on the wrong form	10
		State Defect	8
		State Late Charge	5
		GSE	5
		Compliance	4
		TRID	3
		Loan Package Documentation	1
		Missing Required Data (other than HUD-1 or Note)	1
		Total Compliance Grade (B) Exceptions:	983
Total Compliance Exceptions:			1,006
Credit	C	Loan Package Documentation	21
		Guideline	5
		Borrower and Mortgage Eligibility	3

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		Missing Document	1
		Total Credit Grade (C) Exceptions:	30
	B	Loan Package Documentation	128
		Guideline	8
		Insurance	7
		Property - Appraisal	3
		Credit	2
		Total Credit Grade (B) Exceptions:	148
Total Credit Exceptions:			178
Property	C	Property - Appraisal	1
		Total Property Grade (C) Exceptions:	1
	B	Property - Appraisal	5
		Total Property Grade (B) Exceptions:	5
Total Property Exceptions:			6
Grand Total:			1,190

Exception Type	Kroll Final Exception Rating	Exception Category	Total
Compliance	C	ATR/QM Defect	8
		Federal HPML	4
		State Defect	3
		TRID Defect	2
		Total Compliance Grade (C) Exceptions:	17
	B	TRID Defect	438
		State HPML	175
		ATR/QM Defect	144
		Misc. State Level	91
		Missing Non-Required Data	24
		ATR/QM	19
		Federal HPML	19
		Missing Disclosure	17
		RESPA	15
		TILA Right-to-Cancel Missing, Incorrect, Incomplete and/or provided on the wrong form	10
		Missing, Incorrect, or Incomplete Final or Initial 1003	10
		State Defect	8
		State Late Charge	5
		GSE	5
		Compliance	4
		TRID	3
		Loan Package Documentation	1
		Missing Required Data (other than HUD-1 or Note)	1
		Total Compliance Grade (B) Exceptions:	989

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Total Compliance Exceptions:			1,006
Credit	C	Loan Package Documentation	21
		Guideline	5
		Borrower and Mortgage Eligibility	3
		Missing Document	1
		Total Credit Grade (C) Exceptions:	30
	B	Loan Package Documentation	128
		Guideline	8
		Insurance	7
		Property - Appraisal	3
		Credit	2
		Total Credit Grade (B) Exceptions:	148
Total Credit Exceptions:			178
	C	Property - Appraisal	1
		Total Property Grade (C) Exceptions:	1
	B	Property - Appraisal	5
		Total Property Grade (B) Exceptions:	5
Total Property Exceptions:			6
Grand Total:			1,190

DATA INTEGRITY REVIEW RESULTS SUMMARY
Of the 3,420 mortgage loans reviewed, 2,312 unique mortgage loans (67.60% by number) had a total of 5,219 different tape discrepancies across 35 data fields (some mortgage loans may have had more than one data delta). A blank or zero value on the data tape when an actual value was captured by AMC was treated as a data variance.

Field Label	Loans With Discrepancy	Total Times Compared	% Variance	# Of Loans
Appraisal As-Is Value	8	8	100.00%	3,420
Appraised Value	708	1,395	50.75%	3,420
Borrower First Name	28	1,073	2.61%	3,420
Borrower Full Name	177	908	19.49%	3,420
Borrower Last Name	24	1,271	1.89%	3,420
Borrower Middle Name	79	159	49.69%	3,420
Borrower Qualifying FICO	4	889	0.45%	3,420
City	3	2,061	0.15%	3,420
Coborrower Experian Fico	70	94	74.47%	3,420
Coborrower First Name	5	80	6.25%	3,420
Coborrower Full Name	57	322	17.70%	3,420
Coborrower Last Name	8	82	9.76%	3,420
Coborrower Middle Name	26	48	54.17%	3,420
Coborrower Qualifying FICO	3	382	0.79%	3,420
Disbursement Date	10	1,306	0.77%	3,420
Investor: Qualifying Housing Ratio	36	38	94.74%	3,420
Investor: Qualifying Total Debt Ratio	449	2,977	15.08%	3,420
LTV Valuation Value	18	670	2.69%	3,420

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Margin	328	362	90.61%	3,420
MERS Min Number	298	401	74.31%	3,420
Note Date	56	1,698	3.30%	3,420
Original CLTV	300	2,394	12.53%	3,420
Original HCLTV	15	148	10.14%	3,420
Original Interest Rate	6	2,056	0.29%	3,420
Original Loan Amount	10	2,179	0.46%	3,420
Original LTV	1,246	2,372	52.53%	3,420
Origination Channel	164	299	54.85%	3,420
Originator Application Date	184	1,538	11.96%	3,420
Other Financing Junior Total Original Loan Amount	12	13	92.31%	3,420
Property Type	98	1,631	6.01%	3,420
Purpose	550	1,584	34.72%	3,420
Refi Purpose	2	543	0.37%	3,420
Representative FICO	44	1,454	3.03%	3,420
Street	5	1,946	0.26%	3,420
Zip	188	3,302	5.69%	3,420
Total	5,219	47,280	11.04%	3,420

ADDITIONAL SUMMARY
Some % of Loans may not add to 100% due to rounding

Amortization Type	Loan Count	% of Loans	Original Balance	% of Balance
Fixed	3,420	100.00%	$312,481,088.22	100.00%
Total	3,420	100.00%	$312,481,088.22	100.00%

Lien Position	Loan Count	% of Loans	Original Balance	% of Balance
2	3,420	100.00%	$312,481,088.22	100.00%
Total	3,420	100.00%	$312,481,088.22	100.00%

Loan Purpose	Loan Count	% of Loans	Original Balance	% of Balance
Cash Out: Debt Consolidation	9	0.26%	$675,345.00	0.22%
Cash Out: Home Improvement/Renovation	2	0.06%	$810,500.00	0.26%
Cash Out: Other/Multi-purpose/Unknown Purpose	3,394	99.24%	$308,466,577.22	98.72%
Limited Cash-Out	1	0.03%	$83,200.00	0.03%
Other-than-first-time Home Purchase	9	0.26%	$1,430,966.00	0.46%
Rate/Term Refinance - Borrower Initiated	5	0.15%	$1,014,500.00	0.32%
Total	3,420	100.00%	$312,481,088.22	100.00%

Original Term	Loan Count	% of Loans	Original Balance	% of Balance
0-120 Months	95	2.78%	$6,255,023.00	2.00%

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121-180 Months	97	2.84%	$7,365,141.20	2.36%
181-240 Months	2,021	59.09%	$166,660,438.00	53.33%
241-360 Months	1,207	35.29%	$132,200,486.02	42.31%
Total	3,420	100.00%	$312,481,088.22	100.00%

Property Type	Loan Count	% of Loans	Original Balance	% of Balance
Single Family Detached	2,142	62.63%	$190,774,308.22	61.05%
Condo, Low Rise	148	4.33%	$11,241,210.00	3.60%
Condo, High Rise	8	0.23%	$1,279,962.00	0.41%
PUD	1,080	31.58%	$105,652,136.00	33.81%
1 Family Attached	23	0.67%	$1,317,224.00	0.42%
2 Family	15	0.44%	$1,771,679.00	0.57%
3 Family	2	0.06%	$115,500.00	0.04%
4 Family	2	0.06%	$329,069.00	0.11%
Total	3,420	100.00%	$312,481,088.22	100.00%

Occupancy	Loan Count	% of Loans	Original Balance	% of Balance
Primary	3,296	96.37%	$297,814,926.22	95.31%
Investment	101	2.95%	$11,747,040.00	3.76%
Second Home	23	0.67%	$2,919,122.00	0.93%
Total	3,420	100.00%	$312,481,088.22	100.00%

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